UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 OR 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  November 15, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of
          Directors;    Appointment    of    Certain    Officers;
          Compensatory Arrangements of Certain Officers.

(b)            Resignation of Director

           On November 15, 2006, Director E. John P. Browne resigned from the Board of Directors and from the Board's
Compensation  Committee and Corporate Governance  and  Nominating
Committee.

 (d)           Election of New Director.

          On November 15, 2006, the Company's Board of Directors elected Susan L. Decker as a member of the Board of Directors, effective that day.


           Ms. Decker will receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company's Form 8-K (and its exhibits) dated July 14, 2006. Her annual retainer and committee fees (if any) will be pro-rated to reflect the remainder of the July to June year in which director cash compensation is paid. Also pursuant to these arrangements, Ms. Decker will receive a grant of Restricted Stock Units in January 2007 for a number of shares equal to $72,500 divided by the average of the high and low sales prices of one share of the Company's common stock on the date of grant, which shares will vest ratably on each of the first three anniversaries
of  the grant date.   Ms. Decker and the Company will also  enter
into the Company's standard form of directors' indemnification agreement, as set forth at Exhibit 10.15 to the Company's Form 10-K filed on February 2, 2005, pursuant to which the Company agrees to indemnify its directors to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement.


Item 7.01 Regulation FD Disclosure.

                As disclosed under Item 5.02, on November 15, 2006, Director E. John P. Browne resigned from the Board of Directors, and the Board elected Susan L. Decker as a member of the Board of Directors, effective that day. The Company's press release announcing Mr. Browne's resignation and Ms. Decker's election is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      ----------------------
                                      Cary I. Klafter
Date:  November 16, 2006              Corporate Secretary